UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03691

LORD ABBETT MID-CAP VALUE FUND, INC.
(Exact name of registrant as specified in charter)

90 Hudson Street, Jersey City, NJ			07302
(Address of principal executive offices)			(Zip code)

Christina T. Simmons, Vice President & Assistant Secretary 90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 201-6984

Date of fiscal year end:	12/31

Date of reporting period:	12/31/06

Item 1:               Report to Shareholders.

LORD ABBETT

2006

Annual

Report

Lord Abbett
Mid Cap Value Fund

For the fiscal year ended December 31, 2006

Lord Abbett Mid Cap Value Fund

Annual Report

For the fiscal year ended December 31, 2006

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Mid Cap Value Fund's performance for the year ended December 31, 2006. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 800-821-5129 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Best regards,

Robert S. Dow
Chairman

Q: What were the overall market conditions during the year ended December 31, 2006?

A: The stock market finished the year with broad strength, as the S&P Composite 1500® Index1 gained nearly 7% (including dividends) during fourth quarter 2006, or almost half of the year's total gain.

The economic backdrop seemed to moderate as the year progressed, and the housing market correction intensified. With the housing market in a crunch, the auto industry followed suit. Outside of housing and manufacturing, the much larger service sector continued to display fairly robust strength. Late-year employment gains in the service sector, for instance, more than offset layoffs in the construction and manufacturing sectors. The unemployment rate slipped four-tenths of a percent, to 4.5% – well below its historical average and consistent with relatively strong wage growth. In addition to rising incomes associated with job creation, late-year declines in retail energy prices helped to sustain consumer spending at rates supportive of broader economic activity.

With the economy expanding, so too did revenue growth. After beginning the year with positive momentum, the market entered a period of consolidation in May; the spring sell-off persisted until mid-July. During the market correction small caps, as measured by the S&P SmallCap 600® Index,2 fell more than twice (in percentage terms) as much as large caps. Once positive momentum returned, large capitalized companies led the market higher. For the year, the S&P 100® Index,3 comprised of large cap stocks, gained more than 18% (on a total return basis), while the S&P SmallCap 600 Index matched the broad market with a return of roughly 15%. Mid-capitalization companies (based on the S&P MidCap 400® Index4) trailed, on average, but still managed to register a total return in excess of 10% over the period. Performance disparity was pronounced between the value and growth styles of investing, as the value indexes led their growth equivalents by at least seven percentage points.

Q: How did the Mid Cap Value Fund perform during the year ended December 31, 2006?

A: The Fund returned 12.4%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the Russell Midcap® Value Index,5 which returned 20.2% over the same period. (For complete annualized performance of the Fund, please see chart on page 4.)

Q: What were the most significant factors affecting performance?

A: The financial services sector was the greatest detractor from the Fund's performance relative to its benchmark for the one-year period, followed by the healthcare sector and the materials and processing sector.

Among the individual holdings that detracted from performance were Dana Corp. (the Fund's number-one detractor), a maker of components and systems for worldwide automotive, heavy truck, off-highway, engine, and industrial markets; Chemtura Corp., a global manufacturer of specialty chemicals, crop protection, and pool, spa, and home care products; consumer discretionary holding Westwood One, Inc., a supplier of radio television stations with information services and programming; technology holding ADC Telecommunications, Inc., a provider of voice, video, and data systems for telephone, cable television, Internet, broadcast wireless, and private networks; and healthcare holding and Bausch & Lomb Inc., a developer of healthcare products for the eye.

The utilities sector was the greatest contributor to the Fund's relative performance, followed by the producer durables sector and the integrated oils sector (owing to an underweight position in this sector).

Among the individual holdings that contributed to performance were materials and processing companies Pactiv Corp. (Fund's number-one contributor), a producer of specialty packaging products for the consumer and foodservice/good packaging markets, and The Mosaic Co., a provider of crop nutrients to the agricultural communities; utilities holding Qwest Communications International Inc., a provider of broadband Internet-based data, voice, and image communications; and consumer discretionary holdings OfficeMax Inc., a seller of office products, and Sabre Holdings Corp., a provider of online reservations capabilities for airlines, hotels, cruises, car rental companies, and vacation packages.

The Fund's portfolio is actively managed and, therefore, its holdings and weightings of a particular issuer or sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 800-874-3733 or visit our Website at www.lordabbett.com. Read the prospectus carefully before investing.

1 The S&P Composite 1500® Index is a broad market portfolio representing the large cap, mid cap and small cap segments of the U.S. equity market.

2 The S&P SmallCap 600® Index is comprised of 600 small-cap companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

3 The S&P 100® Index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue-chip stocks across diverse industry groups.

4 The S&P MidCap 400® Index measures the performance of the mid-size company segment of the U.S. market.

5 The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 800-821-5129 or referring to our Website at www.lordabbett.com.

Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund's prospectus.

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2006; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap® Value Index and the S&P MidCap 400/Citigroup Value Index, assuming reinvestment of all dividends and distributions. The S&P MidCap 400/Citigroup Value Index was formerly named the S&P MidCap 400/Barra Value Index, which recently experienced some adjustments in the methodology used for performance reporting purposes. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Return at Maximum Applicable
Sales Charge for the Periods Ended December 31, 2006

	1 Year	5 Years	10 Years	Life of Class
Class A3	5.89%	9.90%	13.74%	—
Class B4	7.63%	10.35%	—	13.88%
Class C5	11.59%	10.48%	—	13.88%
Class P6	12.19%	11.09%	—	12.43%
Class Y7	12.69%	11.59%	—	15.01%

1  Reflects the deduction of the maximum initial sales charge of 5.75%.

2  Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance.

3  Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2006, is calculated using the SEC-required uniform method to compute such return.

4  Class B shares were first offered on May 1, 1997. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the life of the class.

5  Class C shares were first offered on May 1, 1997. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6  Class P shares were first offered on January 1, 1998. Performance is at net asset value.

7  Class Y shares were first offered on May 3, 1999. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 through December 31, 2006).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 7/1/06 – 12/31/06" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/06	12/31/06	7/1/06 – 12/31/06
Class A
Actual	$1,000.00	$1,115.80	$5.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.78	$5.50
Class B
Actual	$1,000.00	$1,112.20	$9.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.27	$9.00
Class C
Actual	$1,000.00	$1,112.00	$9.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.27	$9.00
Class P
Actual	$1,000.00	$1,115.00	$6.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.04	$6.21
Class Y
Actual	$1,000.00	$1,117.50	$4.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.92

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.08% for Class A, 1.77% for Classes B and C, 1.22% for Class P and 0.77% for Class Y) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2006

Sector*	%**
Auto & Transportation	1.85%
Consumer Discretionary	24.86%
Consumer Staples	3.59%
Financial Services	10.22%
Healthcare	6.28%
Materials & Processing	14.63%
Other Energy	5.43%
Producer Durables	3.68%
Technology	11.50%
Utilities	15.24%
Short-Term Investment	2.72%
Total	100.00%

  *  A sector may comprise several industries.
**  Represents percent of total investments.

Schedule of Investments

December 31, 2006

Investments	Shares	Value (000)
COMMON STOCKS 98.26%
Advertising Agency 5.19%
Interpublic Group of Cos. (The)*(b)	22,899,221	$280,287
R.H. Donnelley Corp.*(b)	4,079,374	255,899
Total		536,186
Agriculture, Fishing & Ranching 1.15%
Monsanto Co.	2,257,960	118,611
Auto Parts: After Market 1.87%
Genuine Parts Co.	4,062,821	192,700
Beverage: Soft Drinks 1.01%
Coca-Cola Enterprises Inc.	5,118,322	104,516
Chemicals 3.13%
Chemtura Corp.(b)	12,493,559	120,313
Eastman Chemical Co.	3,424,859	203,128
Total		323,441
Communications Technology 8.07%
ADC Telecommunications, Inc.*(b)	9,217,604	133,932
Avaya Inc.*	15,545,336	217,324
JDS Uniphase Corp.*	7,174,251	119,523
McAfee, Inc.*	7,514,296	213,256
Tellabs, Inc.*	14,661,445	150,426
Total		834,461
Computer Services, Software & Systems 3.54%
Cadence Design Systems, Inc.*	10,927,679	195,715
Openwave Systems, Inc.*	2,367,809	21,855
Sybase, Inc.*(b)	6,012,903	148,518
Total		366,088

Investments	Shares	Value (000)
Consumer Products 3.39%
American Greetings Corp.(b)	4,643,945	$110,851
Snap-on Inc.(b)	3,223,173	153,552
Tupperware Brands Corp.(b)	3,802,800	85,981
Total		350,384
Containers & Packaging: Paper & Plastic 1.49%
Pactiv Corp.*	4,323,008	154,288
Diversified Manufacturing 2.29%
Ball Corp.(b)	5,430,451	236,768
Drug & Grocery Store Chains 2.62%
Kroger Co. (The)	5,445,200	125,621
Safeway Inc.	4,196,848	145,043
Total		270,664
Drugs & Pharmaceuticals 4.23%
King Pharmaceuticals, Inc.*(b)	13,402,169	213,362
Mylan Laboratories Inc.(b)	11,212,771	223,807
Total		437,169
Energy: Miscellaneous 1.87%
GlobalSantaFe Corp. (Cayman Islands)(a)	3,288,800	193,316
Fertilizers 2.49%
Mosaic Co. (The)*	9,465,052	202,173
Potash Corp. of Saskatchewan Inc. (Canada)(a)	384,789	55,210
Total		257,383
Healthcare Management Services 1.02%
Aetna, Inc.	2,449,374	105,764
Household Furnishings 0.98%
Newell Rubbermaid, Inc.	3,485,078	100,893

See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2006

Investments	Shares	Value (000)
Identification Control & Filter Devices 1.64%
Hubbell, Inc., Class B(b)	3,735,799	$168,896
Insurance: Life 1.20%
Conseco, Inc.*	6,213,323	124,142
Insurance: Multi-Line 1.91%
Genworth Financial, Inc., Class A	2,781,195	95,144
Safeco Corp.	1,637,246	102,410
Total		197,554
Insurance: Property-Casualty 6.02%
ACE Ltd. (Bermuda)(a)	1,639,700	99,317
Everest Re Group, Ltd. (Bermuda)(a)	972,291	95,391
PartnerRe Ltd. (Bermuda)(a)	2,803,038	199,100
PMI Group, Inc.	892,176	42,084
XL Capital Ltd., Class A (Bermuda)(a)	2,588,246	186,405
Total		622,297
Machinery: Engines 0.92%
Cummins, Inc.	803,589	94,968
Machinery: Oil Well Equipment & Services 1.70%
Halliburton Co.	5,639,076	175,093
Medical & Dental Instruments & Supplies 1.09%
Bausch & Lomb, Inc.	2,166,812	112,804
Metal Fabricating 1.42%
Timken Co. (The)(b)	5,036,890	146,977
Miscellaneous: Equipment 1.16%
W.W. Grainger, Inc.	1,713,866	119,868
Oil: Crude Producers 1.91%
EOG Resources, Inc.	3,165,795	197,704

Investments	Shares	Value (000)
Paper 2.81%
Bowater, Inc.(b)	5,586,911	$125,705
MeadWestvaco Corp.	5,474,504	164,564
Total		290,269
Publishing: Miscellaneous 2.26%
R.R. Donnelley & Sons Co.	6,585,621	234,053
Radio & TV Broadcasters 2.36%
Clear Channel Communications, Inc.	6,856,300	243,673
Real Estate Investment Trusts 1.19%
Host Hotels & Resorts Inc.	4,993,103	122,581
Restaurants 2.51%
Brinker Int'l., Inc.	4,560,220	137,536
OSI Restaurant Partners, Inc.	3,117,300	122,198
Total		259,734
Retail 4.24%
Federated Department Stores Inc.	2,337,382	89,124
Foot Locker, Inc.	6,062,303	132,946
OfficeMax, Inc.(b)	4,356,853	216,318
Total		438,388
Services: Commercial 4.18%
Allied Waste Industries, Inc.*	9,335,200	114,729
Sabre Holdings Corp., Class A(b)	9,954,019	317,434
Total		432,163
Utilities: Electrical 9.08%
Ameren Corp.	3,676,281	197,526
CMS Energy Corp.*(b)	12,369,979	206,579
NiSource Inc.	8,883,399	214,090
Northeast Utilities System(b)	8,226,978	231,672
Puget Energy Inc.	3,487,800	88,451
Total		938,318

See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2006

Investments	Shares	Value (000)
Utilities: Gas Distributors 0.50%
Southwest Gas Corp.	1,356,561	$52,051
Utilities: Gas Pipelines 0.01%
Dynegy, Inc., Class A*	164,796	1,193
Utilities: Telecommunications 5.81%
CenturyTel, Inc.	2,470,469	107,860
EMBARQ Corp.	3,281,372	172,469
Level 3 Communications, Inc.*	6,143,535	34,404
Qwest Communications Int'l., Inc.*	34,129,715	285,666
Total		600,399
Total Common Stocks (cost $7,963,890,792)		10,155,757

	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 2.75%
Repurchase Agreement
Repurchase Agreement dated 12/29/2006, 4.61% due 1/2/2007 with State Street Bank & Trust Co. collateralized by $207,100,000 of Federal Home Loan Bank at 3.875% to 4.50% due from 5/21/2007 to 6/8/2007 and $83,370,000 of Federal Home Loan Mortgage Corp. at 2.875% due 5/15/2007; value: $289,790,406; proceeds: $284,250,060 (cost $284,104,535)	$284,105	$284,105
Total Investments in Securities 101.01% (cost $8,247,995,327)		10,439,862
Liabilities in Excess of Other Assets (1.01%)		(103,812)
Net Assets 100.00%		$10,336,050

*  Non-income producing security.

(a)  Foreign security traded in U.S. dollars.

(b)  Affiliated issuer (holding represents 5% or more of the underlying issuer's outstanding voting shares.) (See Note 9).

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2006

ASSETS:
Investment in unaffiliated issuers, at value (cost $5,509,703,616)	$7,063,012,224
Investment in affiliated issuers, at value (cost $2,738,291,711)	3,376,849,587
Receivables:
Interest and dividends	13,649,921
Capital shares sold	1,523,951
Prepaid expenses and other assets	117,248
Total assets	10,455,152,931
LIABILITIES:
Payables:
Capital shares reacquired	101,763,922
12b-1 distribution fees	5,396,092
Management fees	4,788,052
Investment securities purchased	1,952,324
Directors' fees	989,712
Fund administration	348,463
Accrued expenses and other liabilities	3,863,936
Total liabilities	119,102,501
NET ASSETS	$10,336,050,430
COMPOSITION OF NET ASSETS:
Paid-in capital	$7,958,284,469
Distributions in excess of net investment income	(661,337)
Accumulated net realized gain on investments	186,560,814
Net unrealized appreciation on investments	2,191,866,484
Net Assets	$10,336,050,430
Net assets by class:
Class A Shares	$6,832,133,885
Class B Shares	$837,988,211
Class C Shares	$985,896,925
Class P Shares	$786,273,355
Class Y Shares	$893,758,054
Outstanding shares by class:
Class A Shares (500 million shares of common stock authorized, $.001 par value)	305,062,870
Class B Shares (200 million shares of common stock authorized, $.001 par value)	38,984,690
Class C Shares (200 million shares of common stock authorized, $.001 par value)	46,024,650
Class P Shares (200 million shares of common stock authorized, $.001 par value)	35,924,997
Class Y Shares (70 million shares of common stock authorized, $.001 par value)	39,984,963
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$22.40
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$23.77
Class B Shares-Net asset value	$21.50
Class C Shares-Net asset value	$21.42
Class P Shares-Net asset value	$21.89
Class Y Shares-Net asset value	$22.35

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2006

Investment Income:
Dividends from unaffiliated issuers (net of foreign withholding taxes of $179,878)	$97,472,012
Dividends from affiliated issuers	56,925,369
Interest and other	11,118,461
Total investment income	165,515,842
Expenses:
Management fees	53,638,250
12b-1 distribution plan-Class A	21,462,574
12b-1 distribution plan-Class B	8,612,925
12b-1 distribution plan-Class C	10,269,894
12b-1 distribution plan-Class P	3,613,576
Shareholder servicing	19,030,359
Fund administration	4,215,060
Reports to shareholders	1,135,191
Registration	465,768
Directors' fees	411,590
Custody	387,991
Professional	129,237
Other	236,461
Gross expenses	123,608,876
Expense reductions (See Note 7)	(252,280)
Net expenses	123,356,596
Net investment income	42,159,246
Net realized and unrealized gain (loss):
Net realized gain on investments in unaffiliated issuers	1,013,571,184
Net realized loss on investments in affiliated issuers	(15,859,994)
Net change in unrealized appreciation on investments	153,194,276
Net realized and unrealized gain	1,150,905,466
Net Increase in Net Assets Resulting From Operations	$1,193,064,712

See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Operations:
Net investment income	$42,159,246	$46,183,553
Net realized gain on investments	997,711,190	1,013,734,704
Net change in unrealized appreciation (depreciation) on investments	153,194,276	(222,012,395)
Net increase in net assets resulting from operations	1,193,064,712	837,905,862
Distributions to shareholders from:
Net investment income
Class A	(35,835,933)	(30,637,109)
Class B	(418,018)	–
Class C	(545,418)	–
Class P	(3,188,676)	(2,991,690)
Class Y	(7,409,868)	(6,383,332)
Net realized gain
Class A	(764,817,296)	(582,877,100)
Class B	(97,546,722)	(77,464,946)
Class C	(115,923,603)	(93,688,116)
Class P	(89,907,269)	(62,610,123)
Class Y	(96,370,612)	(64,482,795)
Total distributions to shareholders	(1,211,963,415)	(921,135,211)
Capital share transactions (See Note 12):
Net proceeds from sales of shares	1,387,675,320	2,887,981,083
Reinvestment of distributions	1,080,904,982	813,745,985
Cost of shares reacquired	(3,159,814,305)	(2,002,434,043)
Net increase (decrease) in net assets resulting from capital share transactions	(691,234,003)	1,699,293,025
Net increase (decrease) in net assets	(710,132,706)	1,616,063,676
NET ASSETS:
Beginning of year	$11,046,183,136	$9,430,119,460
End of year	$10,336,050,430	$11,046,183,136
Undistributed (Distributions in excess of) net investment income	$(661,337)	$4,577,330

See Notes to Financial Statements.

Financial Highlights

	Class A Shares
	Year Ended 12/31
	2006	2005	2004		2003	2002
Per Share Operating Performance
Net asset value, beginning of year	$22.41	$22.63	$18.83		$15.39	$17.41
Investment operations:
Net investment income(a)	.12	.13	.10		.11	.13
Net increase from payment by an affiliate on disposal of investments in violation of an investment restriction	–	–	–	(c)	–	–
Net realized and unrealized gain (loss)	2.57	1.66	4.43		3.70	(1.80)
Total from investment operations	2.69	1.79	4.53		3.81	(1.67)
Distributions to shareholders from:
Net investment income	(.12)	(.10)	(.06)		(.17)	(.07)
Net realized gain	(2.58)	(1.91)	(.67)		(.20)	(.28)
Total distributions	(2.70)	(2.01)	(.73)		(.37)	(.35)
Net asset value, end of year	$22.40	$22.41	$22.63		$18.83	$15.39
Total Return(b)	12.36%	8.16%	24.10	%(d)	24.94%	(9.75)%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.07%	1.07%	1.15%		1.19%	1.21%
Expenses, excluding expense reductions	1.07%	1.07%	1.15%		1.19%	1.21%
Net investment income	.51%	.56%	.47%		.64%	.78%
Supplemental Data:
Net assets, end of year (000)	$6,832,134	$7,355,612	$6,300,413		$4,226,138	$2,252,308
Portfolio turnover rate	19.95%	25.97%	20.35%		16.17%	23.10%

See Notes to Financial Statements.

Financial Highlights (continued)

	Class B Shares
	Year Ended 12/31
	2006	2005	2004		2003	2002
Per Share Operating Performance
Net asset value, beginning of year	$21.65	$21.98	$18.37		$14.97	$16.99
Investment operations:
Net investment income (loss)(a)	(.04)	(.02)	(.03)		– (c)	.02
Net increase from payment by an affiliate on disposal of investments in violation of an investment restriction	–	–	–	(c)	–	–
Net realized and unrealized gain (loss)	2.48	1.60	4.31		3.61	(1.75)
Total from investment operations	2.44	1.58	4.28		3.61	(1.73)
Distributions to shareholders from:
Net investment income	(.01)	–	–		(.01)	(.01)
Net realized gain	(2.58)	(1.91)	(.67)		(.20)	(.28)
Total distributions	(2.59)	(1.91)	(.67)		(.21)	(.29)
Net asset value, end of year	$21.50	$21.65	$21.98		$18.37	$14.97
Total Return(b)	11.60%	7.44%	23.32	%(d)	24.15%	(10.31)%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.76%	1.72%	1.77%		1.82%	1.82%
Expenses, excluding expense reductions	1.76%	1.73%	1.77%		1.82%	1.82%
Net investment income (loss)	(.18)%	(.11)%	(.15)%		.01%	.17%
Supplemental Data:
Net assets, end of year (000)	$837,988	$914,957	$923,118		$771,959	$527,072
Portfolio turnover rate	19.95%	25.97%	20.35%		16.17%	23.10%

See Notes to Financial Statements.

Financial Highlights (continued)

	Class C Shares
	Year Ended 12/31
	2006	2005	2004		2003	2002
Per Share Operating Performance
Net asset value, beginning of year	$21.58	$21.92	$18.32		$14.94	$16.97
Investment operations:
Net investment income (loss)(a)	(.04)	(.02)	(.03)		– (c)	.03
Net increase from payment by an affiliate on disposal of investments in violation of an investment restriction	–	–	–	(c)	–	–
Net realized and unrealized gain (loss)	2.47	1.59	4.30		3.60	(1.76)
Total from investment operations	2.43	1.57	4.27		3.60	(1.73)
Distributions to shareholders from:
Net investment income	(.01)	–	–		(.02)	(.02)
Net realized gain	(2.58)	(1.91)	(.67)		(.20)	(.28)
Total distributions	(2.59)	(1.91)	(.67)		(.22)	(.30)
Net asset value, end of year	$21.42	$21.58	$21.92		$18.32	$14.94
Total Return(b)	11.59%	7.41%	23.33	%(d)	24.21%	(10.30)%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.76%	1.72%	1.77%		1.82%	1.82%
Expenses, excluding expense reductions	1.76%	1.73%	1.77%		1.82%	1.82%
Net investment income (loss)	(.18)%	(.11)%	(.15)%		.01%	.17%
Supplemental Data:
Net assets, end of year (000)	$985,897	$1,104,235	$1,115,185		$975,894	$601,416
Portfolio turnover rate	19.95%	25.97%	20.35%		16.17%	23.10%

See Notes to Financial Statements.

Financial Highlights (continued)

	Class P Shares
	Year Ended 12/31
	2006	2005	2004		2003	2002
Per Share Operating Performance
Net asset value, beginning of year	$21.96	$22.22	$18.52		$15.16	$17.18
Investment operations:
Net investment income(a)	.08	.10	.08		.09	.11
Net increase from payment by an affiliate on disposal of investments in violation of an investment restriction	–	–	–	(c)	–	–
Net realized and unrealized gain (loss)	2.52	1.63	4.36		3.65	(1.78)
Total from investment operations	2.60	1.73	4.44		3.74	(1.67)
Distributions to shareholders from:
Net investment income	(.09)	(.08)	(.07)		(.18)	(.07)
Net realized gain	(2.58)	(1.91)	(.67)		(.20)	(.28)
Total distributions	(2.67)	(1.99)	(.74)		(.38)	(.35)
Net asset value, end of year	$21.89	$21.96	$22.22		$18.52	$15.16
Total Return(b)	12.19%	8.07%	23.99	%(d)	24.87%	(9.86)%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.21%	1.17%	1.22%		1.27%	1.27%
Expenses, excluding expense reductions	1.21%	1.18%	1.22%		1.27%	1.27%
Net investment income	.38%	.46%	.40%		.56%	.72%
Supplemental Data:
Net assets, end of year (000)	$786,273	$815,751	$521,603		$178,439	$51,014
Portfolio turnover rate	19.95%	25.97%	20.35%		16.17%	23.10%

See Notes to Financial Statements.

Financial Highlights (concluded)

	Class Y Shares
	Year Ended 12/31
	2006	2005	2004		2003	2002
Per Share Operating Performance
Net asset value, beginning of year	$22.37	$22.59	$18.78		$15.38	$17.38
Investment operations:
Net investment income(a)	.19	.20	.17		.17	.17
Net increase from payment by an affiliate on disposal of investments in violation of an investment restriction	–	–	–	(c)	–	–
Net realized and unrealized gain (loss)	2.57	1.67	4.44		3.69	(1.79)
Total from investment operations	2.76	1.87	4.61		3.86	(1.62)
Distributions to shareholders from:
Net investment income	(.20)	(.18)	(.13)		(.26)	(.10)
Net realized gain	(2.58)	(1.91)	(.67)		(.20)	(.28)
Total distributions	(2.78)	(2.09)	(.80)		(.46)	(.38)
Net asset value, end of year	$22.35	$22.37	$22.59		$18.78	$15.38
Total Return (b)	12.69%	8.53%	24.59	%(d)	25.39%	(9.43)%
Ratios to Average Net Assets:
Expenses, including expense reductions	.76%	.72%	.77%		.82%	.82%
Expenses, excluding expense reductions	.76%	.73%	.77%		.82%	.82%
Net investment income	.83%	.90%	.85%		1.01%	1.17%
Supplemental Data:
Net assets, end of year (000)	$893,758	$855,628	$569,800		$357,388	$78,392
Portfolio turnover rate	19.95%	25.97%	20.35%		16.17%	23.10%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount represents less than $.01.

(d) The effect of payment by an affiliate for violation of an investment restriction on total return is less than .01%.

See Notes to Financial Statements.

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Mid-Cap Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on March 14, 1983.

The Fund's investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund offers five classes of shares: Classes A, B, C, P and Y, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Classes B, C, P and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares.

Shares of the Fund are no longer available for purchase by most new investors. Certain new retirement and benefit plans may continue to purchase shares if they selected the Fund as a plan option prior to October 1, 2005. The Fund continues to be available for purchase by existing investors. Investors should note, however, that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Investment income is allocated to each class of shares based

Notes to Financial Statements (continued)

upon the relative proportion of net assets at the beginning of the day. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)  Expenses–Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, and P shares bear their class-specific share of all expenses and fees relating to the Fund's 12b-1 Distribution Plans.

(f) Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Fund has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the Fund's average daily net assets at the following annual rates:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

For the fiscal year ended December 31, 2006, the effective management fee paid to Lord Abbett was at a rate of .51% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

12b-1 Distribution Plans

The Fund has adopted a distribution plan with respect to Class A, B, C and P shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Notes to Financial Statements (continued)

Fee	Class A		Class B	Class C	Class P
Service	.25	%(1)	.25%	.25%	.20%
Distribution	.05	%(2)	.75%	.75%	.25%

(1) Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net asset value attributable to Class A.

(2) The amount of CDSC collected by the Fund during the fiscal year ended December 31, 2006 was $102,313.

Class Y does not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended December 31, 2006:

Distributor Commissions	Dealers' Concessions
$410,585	$2,253,519

Distributor received CDSCs of $50,418 and $26,273 for Class A and Class C shares, respectively, for the year ended December 31, 2006.

Two Directors and certain of the Fund's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

On January 25, 2007, a net investment income distribution of approximately $368,000, a short-term capital gain distribution of approximately $5,375,000 and a long-term capital gain distribution of approximately $190,839,000 were declared by the Fund. The distributions were paid on January 31, 2007 to shareholders of record on January 30, 2007.

The tax character of distributions paid during the fiscal years ended December 31, 2006 and 2005 are as follows:

	12/31/2006	12/31/2005
Distributions paid from:
Ordinary income	$122,728,010	$104,761,406
Net long-term capital gains	1,089,235,405	816,373,805
Total distributions paid	$1,211,963,415	$921,135,211

Notes to Financial Statements (continued)

As of December 31, 2006, the components of accumulated earnings on a tax-basis are as follows:

Undistributed ordinary income – net	$5,662,888
Undistributed long-term capital gains	190,809,165
Total undistributed earnings	$196,472,053
Temporary differences	(989,712)
Unrealized gains – net	2,182,283,620
Total accumulated earning – net	$2,377,765,961

As of December 31, 2006, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost	$8,257,578,191
Gross unrealized gain	2,312,326,365
Gross unrealized loss	(130,042,745)
Net unrealized security gain	$2,182,283,620

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2006 are as follows:

Purchases	Sales
$2,032,414,158	$3,901,408,188

There were no purchases or sales of U.S. Government securities for the year ended December 31, 2006.

6. DIRECTORS' REMUNERATION

The Fund's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Outside Directors' Fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' Fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Fund has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

Notes to Financial Statements (continued)

8. LINE OF CREDIT

The Fund, along with certain other funds managed by Lord Abbett, has available a $250,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is at an annual rate of .08%. As of December 31, 2006, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the year ended December 31, 2006.

9. TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund had ownership of at least 5% of the oustanding voting securities of the underlying issuer at any point during the fiscal year. The Fund had the following transactions with affiliated issuers during the fiscal year ended December 31, 2006:

Affiliated Issuer	Balance of Shares Held at 12/31/2005	Gross Additions	Gross Sales	Balance of Shares Held at 12/31/2006	Value at 12/31/2006	Net Realized Gain (Loss) 1/1/2006 to 12/31/2006(d)	Dividend Income 1/1/2006 to 12/31/2006(d)
ADC Telecommunications, Inc.	6,200,433	3,349,671	(332,500)	9,217,604	$133,931,786	$(2,604,108)	$–
American Greetings Corp.	4,862,600	958,170	(1,176,825)	4,643,945	110,850,967	3,528,541	1,729,121
Ball Corp.	5,663,100	570,011	(802,660)	5,430,451	236,767,664	18,277,079	1,632,187
Bausch & Lomb, Inc.(a)	2,279,600	1,317,312	(1,430,100)	2,166,812	–	14,083,910	–
Bowater, Inc.	4,871,800	850,982	(135,871)	5,586,911	125,705,498	(2,531,615)	4,179,777
Brinker Int'l., Inc.(a)(b)	4,774,700	1,904,120	(2,118,600)	4,560,220	–	3,115,539	483,338
Chemtura Corp.	12,388,400	1,566,699	(1,461,540)	12,493,559	120,312,973	(8,684,321)	2,574,468
CMS Energy Corp.	12,247,300	1,602,679	(1,480,000)	12,369,979	206,578,649	(10,368,010)	–
Conseco, Inc.(a)	6,871,500	970,823	(1,629,000)	6,213,323	–	(2,778,766)	–
Dana Corp.(a)	12,710,600	499,874	(13,210,474)	–	–	(172,694,403)	–
Eastman Chemical Co.(a)	5,229,800	233,559	(2,038,500)	3,424,859	–	23,201,397	6,306,994
Foot Locker, Inc.(a)	8,357,000	169,603	(2,464,300)	6,062,303	–	9,921,898	2,241,946
Hubbell, Inc., Class B	3,699,300	205,799	(169,300)	3,735,799	168,895,473	3,207,142	4,896,572
Interpublic Group of Cos. (The)	20,662,800	5,197,971	(2,961,550)	22,899,221	280,286,465	(6,138,206)	–
King Pharmaceuticals, Inc.	13,736,550	2,856,519	(3,190,900)	13,402,169	213,362,531	11,909,608	–
McAfee, Inc.(a)	6,206,800	3,230,796	(1,923,300)	7,514,296	–	12,344,601	–
Mylan Laboratories Inc.	10,006,875	2,986,496	(1,780,600)	11,212,771	223,806,909	–	672,766
Northeast Utilities System	8,025,300	1,273,178	(1,071,500)	8,226,978	231,671,700	7,333,259	6,346,142
OfficeMax, Inc.	4,019,500	803,053	(465,700)	4,356,853	216,317,751	5,000,212	2,754,107

Notes to Financial Statements (continued)

Affiliated Issuer	Balance of Shares Held at 12/31/2005	Gross Additions	Gross Sales	Balance of Shares Held at 12/31/2006	Value at 12/31/2006	Net Realized Gain (Loss) 1/1/2006 to 12/31/2006(d)	Dividend Income 1/1/2006 to 12/31/2006(d)
OSI Restaurants Partners, Inc.(a) (c)	–	3,757,000	(639,700)	3,117,300	$–	$(5,396,447)	$–
Pactiv Corp.(a)	12,074,900	146,913	(7,898,805)	4,323,008	–	51,822,557	–
PartnerRe Ltd.(a)	3,136,100	172,950	(506,012)	2,803,038	–	11,814,864	5,009,900
R.H. Donnelley Corp.	2,802,600	2,069,074	(792,300)	4,079,374	255,899,131	3,659,906	36,559
Sabre Holdings Corp. Class A	11,099,000	1,116,919	(2,261,900)	9,954,019	317,433,666	11,971,718	4,915,671
Snap-on Inc.	4,938,000	48,373	(1,763,200)	3,223,173	153,551,962	26,145,279	4,641,980
Sybase, Inc.	6,143,135	463,468	(593,700)	6,012,903	148,518,704	3,283,252	–
Timken Co. (The)	7,170,200	97,490	(2,230,800)	5,036,890	146,976,450	35,438,888	3,786,041
Tommy Hilfiger Corp.(a)	6,820,700	5,978	(6,826,678)	–	–	11,719,777	–
Tupperware Brands Corp.	3,190,400	893,700	(281,300)	3,802,800	85,981,308	963,252	3,487,924
Westwood One, Inc.(a)	8,289,100	391,164	(8,680,264)	–	–	(73,406,797)	1,229,876
Total					$3,376,849,587	$(15,859,994)	$56,925,369

(a)  No longer an affiliated issuer as of December 31, 2006.

(b)  1,540,640 shares acquired in a 3-for-2 stock split; ex-date December 1, 2006.

(c)  Name change from Outback Steakhouse Inc. effective April 26, 2006.

(d)  Represents realized gains (losses) and dividend income earned only when the issuer was an affiliate of the Fund.

10. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

11. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

These factors can affect the Fund's performance.

Notes to Financial Statements (concluded)

12. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended December 31, 2006		Year Ended December 31, 2005
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	42,301,117	$948,216,689	87,411,679	$1,958,126,264
Reinvestment of distributions	33,302,586	743,719,751	25,639,002	569,226,281
Shares reacquired	(98,781,699)	(2,214,619,050)	(63,209,008)	(1,428,625,924)
Increase (decrease)	(23,177,996)	$(522,682,610)	49,841,673	$1,098,726,621
Class B Shares
Shares sold	1,710,642	$36,795,432	2,443,925	$52,838,538
Reinvestment of distributions	3,749,878	80,489,411	2,920,229	62,636,169
Shares reacquired	(8,735,592)	(187,547,441)	(5,105,750)	(111,483,541)
Increase (decrease)	(3,275,072)	$(70,262,598)	258,404	$3,991,166
Class C Shares
Shares sold	3,071,619	$65,859,325	4,688,534	$100,994,508
Reinvestment of distributions	3,747,668	80,190,953	2,930,491	62,661,762
Shares reacquired	(11,953,618)	(256,567,424)	(7,342,245)	(159,402,461)
Increase (decrease)	(5,134,331)	$(110,517,146)	276,780	$4,253,809
Class P Shares
Shares sold	7,066,036	$154,884,238	19,489,996	$428,247,653
Reinvestment of distributions	3,467,568	75,727,833	2,299,597	50,142,532
Shares reacquired	(11,758,250)	(258,068,366)	(8,110,216)	(181,352,874)
Increase (decrease)	(1,224,646)	$(27,456,295)	13,679,377	$297,037,311
Class Y Shares
Shares sold	8,038,059	$181,919,636	15,296,068	$347,774,120
Reinvestment of distributions	4,520,771	100,777,034	3,111,954	69,079,241
Shares reacquired	(10,820,443)	(243,012,024)	(5,384,089)	(121,569,243)
Increase	1,738,387	$39,684,646	13,023,933	$295,284,118

13. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. The Fund will adopt FIN 48 no later than June 29, 2007 and the impact to the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No.157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Lord Abbett Mid-Cap Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Mid-Cap Value Fund, Inc. (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Mid-Cap Value Fund, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 26, 2007

Supplemental Proxy Information (unaudited)

A meeting of the Fund's shareholders was held on December 18, 2006. The meeting was held for the purpose of approving the election of the following nine (9) Directors:

•  E. Thayer Bigelow

•  William H.T. Bush

•  Robert B. Calhoun, Jr.

•  Robert S. Dow

•  Daria L. Foster

•  Julie A. Hill

•  Franklin W. Hobbs

•  Thomas J. Neff

•  James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Matter	Votes For	Votes Against	Votes Withheld	Abstentions
E. Thayer Bigelow	256,357,098.546	1,770,020.177	–	–
William H.T. Bush	256,321,675.167	1,805,443.556	–	–
Robert B. Calhoun, Jr.	256,511,248.064	1,615,870.659	–	–
Robert S. Dow	255,955,008.826	2,172,109.897	–	–
Daria L. Foster	255,930,798.133	2,196,320.590	–	–
Julie A. Hill	256,436,507.008	1,690,611.715	–	–
Franklin W. Hobbs	256,515,506.740	1,611,611.983	–	–
Thomas J. Neff	256,353,065.552	1,774,053.171	–	–
James L.L. Tullis	256,430,569.898	1,696,548.827	–	–

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are "interested persons" of the Fund as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995; Chairman since 1996	Managing Partner and Chief Executive Officer of Lord Abbett since 1996.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Partner and Director of Marketing and Client Service of Lord Abbett since 1990.	N/A

Independent Directors

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 – 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 – 1997).	Currently serves as director of Adelphia Communications, Inc.; Crane Co.; and Huttig Building Products Inc.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 – 2000).	Currently serves as director of WellPoint, Inc.; Resources Connection Inc.; Holcim (U.S.) Inc. (a subsidiary of Holcim Ltd.); and Lend Lease Corporation Limited.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 – 2003); Chairman of Warburg Dillon Read, an investment bank (1999 – 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 – 1999); Chief Executive Officer of Dillon, Read & Co. (1994 – 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1983	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979 – 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998) and Viacell Inc. (since 2002).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1995	Managing Partner and Chief Executive Officer of Lord Abbett (since 1996).

Daria L. Foster (1954)	President	Elected in 2006	Partner and Director of Marketing and Client Service of Lord Abbett (since 1990).

Howard E. Hansen (1961)	Executive Vice President	Elected in 1998	Partner and Investment Manager, joined Lord Abbett in 1995.

Edward K. von der Linde (1960)	Executive Vice President	Elected in 1995	Partner and Investment Manager, joined Lord Abbett in 1988.

Eileen K. Banko (1967)	Vice President	Elected in 1999	Equity Analyst, joined Lord Abbett in 1990.

James Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

David G. Builder (1954)	Vice President	Elected in 1998	Equity Analyst, joined Lord Abbett in 1998.

Evan B. Carpenter (1972)	Vice President	Elected in 2006	Research Analyst, joined Lord Abbett in 2003; prior thereto he served as an Equity Research Analyst at Gabelli Asset Management (2000 – 2003).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 – 2003); attorney at Dechert LLP (2000 – 2002).

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Robert G. Morris (1944)	Vice President	Elected in 1995	Partner and Chief Investment Officer, joined Lord Abbett in 1991.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years
A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Manager of Equity Trading, joined Lord Abbett in 1983.

Christina T. Simmons (1957)	Vice President and Assistant Secretary	Elected in 2000	Assistant General Counsel, joined Lord Abbett in 1999.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC (2000 – 2003).

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Fund's Directors. It is available free upon request.

Approval of Advisory Contract

At meetings on December 11 and 12, 2006, the Board, including all of the Directors who are not interested persons, considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration. The Board also took into account its familiarity with Lord Abbett gained through its previous meetings and discussions, and the examination of the portfolio management team conducted by members of the Contracts Committee during the year.

The materials received by the Board included, but were not limited to, (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of one or more groups of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2006, (2) information on the effective management fee rates and expense ratios for one or more groups of funds with similar objectives and similar size (the "peer expense group"), (3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, and (7) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett's commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance and Compliance. The Board reviewed the Fund's investment performance versus that of the performance universe, both in terms of total return and in terms of other statistical measures. The Board observed that the investment performance of the Class A shares of the Fund was in the fifth quintile of its performance universe for the nine-month and one-year periods, in the fourth quintile for the three-year and five-year periods, and in the first quintile for the ten-year period. The Board also observed that the Fund's investment performance was below that of the Lipper Mid-Cap Value Index for the nine-month, one-year, three-year, and five-year periods and above that of the Index for the ten-year period. The Board held extended discussions with Lord Abbett regarding the Fund's underperformance in recent periods. Lord Abbett emphasized the Fund's superior investment performance over longer periods, and indicated that it had confidence in the personnel responsible for providing investment advice to the Fund. Lord Abbett attributed the recent underperformance to adverse stock selection and indicated that it was considering whether the investment process for the Fund should be modified in some manner. Lord Abbett agreed to report in detail to the Board in 2007 regarding the Fund's investment performance.

Lord Abbett's Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, they considered the size, experience, and turnover rates of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. The Board noted that the key personnel providing investment management services to the Fund had remained unchanged over the past decade. The Board determined that Lord Abbett had the expertise and resources to manage the Fund effectively.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent and custodian.

Expenses. The Board considered the expense ratio of the Fund and the expense ratios of the peer expense groups. It also considered the amount and nature of the fees paid by shareholders. The Board observed that the contractual and actual management and administrative services fees were approximately nine basis points below the median of the peer group. The Board observed that the total expense ratio of Class A was approximately eight basis points below the median of the peer group, the total expense ratios of Class B and Class C were approximately ten basis points below the median of the peer group, the total expense ratio of Class P was approximately twelve basis points below the median of the peer group, and the total expense ratio of Class Y was approximately two basis points below the median of the peer group.

Profitability. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board recognized that Lord Abbett's profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board noted that Lord Abbett's profitability had increased in recent years, in part due to an increase in assets under management, but concluded that Lord Abbett's profitability overall and as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing advisory fee schedule, with its breakpoints in the level of the advisory fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Lord Abbett Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted the Fund's proxies during the 12-month period ended June 30, 2006 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

All of the ordinary income distributions paid by the Fund during fiscal 2006 is qualified dividend income. For corporate shareholders, all of the Fund's ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid by the Fund to shareholders during the fiscal year ended December 31, 2006, $75,330,097 and $1,089,235,405, respectively, represent short-term and long-term capital gains.

This report, when not used for the general
information of shareholders of the Fund, is to
be distributed only if preceded or accompanied
by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Mid-Cap Value Fund, Inc.

LAMCVF-2-1206
(2/07)

Item 2:	Code of Ethics.

(a)

In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2006 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)

See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 800-821-5129.

Item 3:	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that each of the following independent Directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun, and Franklin W. Hobbs. Each of these persons is independent within the meaning of Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

	Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2006 and 2005 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2006	2005
Audit Fees {a}	$39,000	$38,000
Audit-Related Fees {b}	1,042	1,407
Total audit and audit-related fees	40,042	39,407
Tax Fees {c}	8,146	8,121
All Other Fees	- 0 -	- 0 -

Total Fees	$48,188	$47,528

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Consists of the Registrant’s proportionate share of fees for performing certain agreed-upon procedures regarding compliance with the provisions of Rule 17a-7 of the Investment Company Act of 1940 and related Board approved procedures.

{c} Fees for the fiscal year ended December 31, 2006 and 2005 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures.  Such policies and procedures generally provide that the Audit Committee must pre-approve:

•                  any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•                  any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2006 and 2005 were:

	Fiscal year ended:
	2006	2005
All Other Fees {a}	$100,000	$105,500

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett (i.e., Lord Abbett Distributor LLC, the Registrant’s principal underwriter) for the fiscal years ended December 31, 2006 and 2005 were:

	Fiscal year ended:
	2006		2005
All Other Fees	$	- 0 -	$	- 0-

(h)  The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Schedule of Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	Amendments to Code of Ethics – Not applicable.

(a)(2)

Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(a)(3)	Not applicable.

(b)

Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT MID-CAP VALUE FUND, INC.

/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

LORD ABBETT MID-CAP VALUE FUND, INC.

/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 26, 2007